UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

               Investment Company Act file number    811-22080
                                                    -----------


                    First Trust Active Dividend Income Fund
         --------------------------------------------------------------
               (Exact name of registrant as specified in charter)


                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
         --------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
         --------------------------------------------------------------
                    (Name and address of agent for service)


     Registrant's telephone number, including area code:    630-765-8000
                                                           --------------

                   Date of fiscal year end:    November 30
                                              -------------

               Date of reporting period:    November 30, 2011
                                           -------------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


FIRST TRUST


                                 ANNUAL REPORT
                               FOR THE YEAR ENDED
                               NOVEMBER 30, 2011


                                  FIRST TRUST
                                ACTIVE DIVIDEND
                                     INCOME
                                      FUND



AVIANCE
------------------
Capital Management

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------


                 FIRST TRUST ACTIVE DIVIDEND INCOME FUND (FAV)
                                 ANNUAL REPORT
                               NOVEMBER 30, 2011

Shareholder Letter............................................................ 1
At A Glance................................................................... 2
Portfolio Commentary.......................................................... 3
Portfolio of Investments...................................................... 7
Statement of Assets and Liabilities...........................................12
Statement of Operations.......................................................13
Statements of Changes in Net Assets...........................................14
Financial Highlights..........................................................15
Notes to Financial Statements.................................................16
Report of Independent Registered Public Accounting Firm.......................22
Additional Information........................................................23
Board of Trustees and Officers................................................25
Privacy Policy................................................................27


                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Aviance Capital Management, LLC ("Aviance" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Active Dividend Income Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Notes to Financial Statements for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Aviance are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                 FIRST TRUST ACTIVE DIVIDEND INCOME FUND (FAV)
                        ANNUAL LETTER FROM THE PRESIDENT
                               NOVEMBER 30, 2011


Dear Shareholders:

I am pleased to present you with the annual report for your investment in First Trust Active Dividend Income Fund (the "Fund").

First Trust Advisors L.P. ("First Trust"), now in our 21st year, has always believed that staying invested in quality products and having a long-term horizon can help investors reach their financial goals. Like many successful investors, we understand that success in the markets doesn't just happen--it requires a long-term investment perspective through all kinds of markets. Although the markets have been somewhat choppy over the past six months, the equity market is well above the lows it sank to during the recent recession.

The report you hold contains detailed information about your investment; a portfolio commentary from the Fund's management team that provides a recap of the period; a performance analysis and a market and Fund outlook. Additionally, you will find the Fund's financial statements for the period this report covers. I encourage you to read this document and discuss it with your financial advisor. A successful investor is also typically a knowledgeable one, as we have found to be the case at First Trust.

First Trust remains committed to being a long-term investor and investment manager and to bringing you quality investment solutions regardless of market ups and downs. We offer a variety of products that may fit many financial plans to help those investors seeking long-term investment success. You may want to talk to your advisor about the other investments First Trust offers that might also fit your financial goals.

First Trust will continue to make available up-to-date information about your investments so you and your financial advisor are current on any First Trust investments you own. We value our relationship with you, and thank you for the opportunity to assist you in achieving your financial goals. I look forward to 2012 and to the next edition of your Fund's report.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees of First Trust Active Dividend Income Fund and Chief Executive Officer of First Trust

FIRST TRUST ACTIVE DIVIDEND INCOME FUND
"AT A GLANCE"
AS OF NOVEMBER 30, 2011 (UNAUDITED)

--------------------------------------------------------------------------
FUND STATISTICS
--------------------------------------------------------------------------
Symbol on New York Stock Exchange                                     FAV
Common Share Price                                                  $8.41
Common Share Net Asset Value ("NAV")                                $9.20
Premium (Discount) to NAV                                           (8.59)%
Net Assets Applicable to Common Shares                        $75,980,170
Current Quarterly Distribution per Common Share (1)               $0.2300
Current Annualized Distribution per Common Share                  $0.9200
Current Distribution Rate on Closing Common Share Price (2)         10.94%
Current Distribution Rate on NAV (2)                                10.00%


-------------------------------------------------------------------
          COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
-------------------------------------------------------------------
            Common Share Price    NAV

11/10       10.47                  9.92
            10.73                 10.25
            10.88                 10.29
            10.79                 10.28
            11.10                 10.43
12/10       10.99                 10.46
            11.50                 10.60
            10.96                 10.84
            10.81                 10.37
 1/11       10.75                 10.41
            10.99                 10.67
            11.05                 10.77
            11.10                 10.85
 2/11       10.62                 10.62
            10.75                 10.59
            10.92                 10.36
            10.82                 10.24
 3/11       11.07                 10.52
            11.37                 10.70
            11.33                 10.63
            11.31                 10.56
            10.93                 10.35
 4/11       10.88                 10.54
            10.74                 10.36
            10.59                 10.33
            10.67                 10.38
 5/11       10.73                 10.33
            10.60                 10.16
            10.37                  9.94
            10.19                  9.90
 6/11       10.72                  9.90
            10.89                 10.37
            11.17                 10.35
            10.41                 10.21
            10.17                 10.14
 7/11        9.43                  9.81
             8.74                  9.11
             8.57                  9.05
             8.52                  8.82
 8/11        8.91                  9.07
             9.02                  9.14
             8.91                  9.07
             9.12                  9.32
             8.49                  8.77
 9/11        8.38                  8.76
             8.30                  8.92
             8.78                  9.34
             8.66                  9.20
10/11        8.90                  9.51
             8.81                  9.30
             8.60                  9.32
             8.31                  9.03
             8.03                  8.69
11/11        8.41                  9.20

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

                                                    Average Annual Total Return
                                                    ---------------------------
                                                             Inception
                                1 Year Ended                (9/20/2007)
                                 11/30/2011                to 11/30/2011

FUND PERFORMANCE (3)
NAV                                  2.81%                   -3.69%
Market Value                       -10.96%                   -6.76%

INDEX PERFORMANCE
Russell 1000 Value Index             6.17%                    5.37%
S&P 500 Index                        7.83%                   -5.32%


-----------------------------------------------------------
                                                % OF TOTAL
TOP 10 HOLDINGS                                INVESTMENTS
-----------------------------------------------------------
National Grid PLC                                    4.2%
Reynolds American, Inc.                              4.1
Merck & Co., Inc.                                    3.8
DTE Energy Co.                                       3.3
Wal-Mart Stores, Inc.                                3.3
PPL Corp.                                            3.0
Total S.A., ADR                                      2.6
Dominion Resources, Inc.                             2.6
Kimberly-Clark Corp.                                 2.5
Altria Group, Inc.                                   2.4
-----------------------------------------------------------
                                      Total         31.8%
                                                    =====

-----------------------------------------------------------
                                                % OF TOTAL
SECTOR ALLOCATION                              INVESTMENTS
-----------------------------------------------------------
Consumer Staples                                    19.4%
Utilities                                           19.3
Energy                                              13.3
Financials                                          12.2
Telecommunication Services                           8.7
Health Care                                          7.9
Consumer Discretionary                               7.5
Industrials                                          7.3
Information Technology                               3.5
Materials                                            0.8
-----------------------------------------------------------
                                         Total     100.0%
                                                   ======


(1) Most recent distribution paid or declared through 11/30/2011. Subject to change in the future. The distribution was decreased subsequent to 11/30/11. See Note 8 - Subsequent Events in the Notes to Financial Statements.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 11/30/2011. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

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                              PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                 FIRST TRUST ACTIVE DIVIDEND INCOME FUND (FAV)
                                 ANNUAL REPORT
                               NOVEMBER 30, 2011


Aviance Capital Management, LLC ("Aviance"), a registered investment advisor, is the sub-advisor to the First Trust Active Dividend Income Fund. Aviance is an asset management firm focused on managing multi-cap value and growth portfolios and is currently managed by Christian C. Bertelsen, Michael J. Dixon, and Edward
C. Bertelsen, who are all Founding Members of the firm. Aviance is responsible for the day-to-day management of the Fund's portfolio, utilizing a team made up of Christian C. Bertelsen, James R. Neel, Edward C. Bertelsen and Mark Belanian. The team has approximately seven years of experience working together and more than 80 years of cumulative industry experience.

                           PORTFOLIO MANAGEMENT TEAM

CHRISTIAN C. BERTELSEN, CHIEF INVESTMENT OFFICER AND SENIOR PORTFOLIO MANAGER

Christian C. Bertelsen has over 42 years of investment experience. In November 2004, he became Chief Investment Officer at Global Financial Private Capital ("GFPC"), the incubator company of Aviance. From July 1997 to December 2003, Mr. Bertelsen was director of the value equity group for Phoenix Investment Counsel, during which time he was responsible for developing strategies that focused on the analysis of dividends as a means of identifying undervalued companies and generating income. He served as Chief Investment Officer at Dreman Value Advisors between January 1996 and July 1997, and was a Senior Vice President with Eagle Asset Management between April 1993 and January 1996. From June 1986 to April 1993, Mr. Bertelsen headed the equity investment department at Colonial Advisory Services, Inc., and managed the Colonial Fund. Prior to 1986, he held positions with Batterymarch Financial Management and State Street Bank & Trust Company. Mr. Bertelsen holds an M.B.A. and a B.A. in Economics and History from Boston University.

JAMES R. NEEL, CFA, PORTFOLIO MANAGER

James R. Neel, CFA, has over 31 years of experience in investment management. Mr. Neel joined Aviance as a portfolio manager in January 2009. He has also been a portfolio manager for Aviance Capital Partners, a registered investment advisor, since January 2009. From September 2006 to December 2008, Mr. Neel was a portfolio manager for YHB Investment Advisors, Inc. From June 2005 to September 2006 he was a portfolio manager for Gibraltar Private Bank and from December 2004 to June 2005 he served in the same role at Thomas Partners, Inc. While managing equity mutual funds for Kemper in the 1990s, Mr. Neel won a Lipper Award in the Growth and Income category. Mr. Neel also served as the portfolio strategist for Kemper Financial Services; CEO of Dreman Value Advisors, where he worked with Christian Bertelsen; and Partner at Loomis Sayles. Mr. Neel is a graduate of Michigan State University, where he received a B.A. in 1965. He received an M.B.A. from Michigan State University in 1966. Mr. Neel earned the Chartered Financial Analyst designation in 1976 and also served four years as a U.S. Navy officer.

EDWARD C. BERTELSEN, PORTFOLIO MANAGER - RESEARCH

Edward C. Bertelsen has over 10 years of experience in supporting and managing portfolios. He is also responsible for a limited number of selected client relationships. He joined GFPC/Aviance in April 2004 and was instrumental in creating its trading environment. Between March 2001 and April 2004, Mr. Bertelsen was a Senior Portfolio Manager with Salomon Smith Barney. Between November 1996 and March 2001, Mr. Bertelsen was employed by Legg Mason Wood Walker as a Portfolio Manager. He graduated with Honors from Albion College in 1993 with a B.A. in Economics and History and started his financial career with Raymond James in July 1993.

MARK BELANIAN, PORTFOLIO ANALYST

Mark Belanian has over 10 years of investment industry experience. Mr. Belanian joined GFPC/Aviance in February 2006 from Merrill Lynch's Global Private Client Group in Sarasota, Florida, where he had worked since February 2005. Mr. Belanian worked with Christian Bertelsen as a portfolio analyst at Phoenix Investment Counsel between June 1998 and January 2005. Mr. Belanian graduated from Trinity College with a B.A. in Modern Language.

                                   COMMENTARY

FIRST TRUST ACTIVE DIVIDEND INCOME FUND

The primary investment objective of the First Trust Active Dividend Income Fund ("FAV" or the "Fund") is to seek a high level of current income. Its secondary objective is capital appreciation. The Fund pursues its investment objectives by investing at least 80% of its managed assets in a diversified portfolio of dividend-paying multi-cap equity securities of both U.S. and non-U.S. issuers that the Fund's Sub-Advisor believes offer the potential for attractive income and/or capital appreciation. There can be no assurance that the Fund's investment objectives will be achieved. The Fund may not be appropriate for all investors.

--------------------------------------------------------------------------------
                       PORTFOLIO COMMENTARY - (Continued)
--------------------------------------------------------------------------------

MARKET RECAP

This section discusses the primary factors which impacted FAV's two integrated objectives throughout the twelve months ended November 30, 2011.

MARKET CORRECTION

For the twelve months ended November 30, 2011, the Russell 1000 Value Index ("R1000V") gained 6.17%. The Standard & Poor's 500 Index ("S&P 500"), one of the Fund's secondary benchmarks, rose 7.83% for the same period.

The reporting period was dominated by a short, sharp correction in broad global equity markets during the last few weeks of July and the first week of August 2011. FAV's major benchmark, the R1000V, fell from 682.56 on July 7th to 551.90 on August 8th; a drop of approximately 19%. The main cause of the precipitous drop was the uncertainty surrounding a resolution to the raising of the U.S. debt ceiling. Basically, our country's political system could not make a decision and markets hate uncertainty. The culmination of this plunge in values coincided with Standard & Poor's downgrade of United States sovereign debt from its previous AAA status.

EUROPEAN VOLATILITY

The correction detailed above was both preceded and followed by two distinct periods of highly volatile recovery. The initial period between December 1, 2010 and July 7, 2011 saw the R1000V rise from 605.96 to 682.56. The second period of price appreciation saw the R1000V rise from the aforementioned low of 551.90 to close at 615.09 on November 30, 2011. This volatility was primarily a result of European sovereign debt concerns. One exception to the generally rising trend was a much smaller second correction in March of 2011, brought about by the Japanese earthquake and subsequent after effects. Overall, equity markets were knocked down, but they got up again fairly swiftly.

Although U.S. corporate earnings continued their positive trend, usually a fundamentally positive signal for equities discussed below, worries regarding the spread of debt and GDP growth problems from the weaker Eurozone members to the stronger members caused a level of "bipolar" activity on U.S. equity indices. Announcements and actions which aimed to cure the debt concerns were viewed as positive signals for a day or two, then viewed as unsatisfactory shortly thereafter.

We started the twelve months of the reporting period feeling that European Union leaders would "kick the debt can down the road" for an extended period, at least until structural changes could be made to their various Union agreements and conditions. We ended the period realizing markets will need something more than European Union leaders can probably provide until the fundamental Union agreements are changed and non-European central banks are involved financially. This level of solution will take much more time, consensus and involve more risk than is currently being envisaged.

CORPORATE EARNINGS

The twelve-month period covered by this report was a time of broadly receding U.S. economic doubt. For example, the threat of an immediate "double-dip" recession faded and even domestic employment numbers improved. Even though doubts concerning global GDP growth were never far from the media's lips, U.S. corporate earnings continued to beat expectations.

With 497 S&P 500 companies reporting for the third quarter of 2011, at the time of this writing, 328 had beat expectations, 121 missed and 48 met their operating estimates. The pace of growth may have slowed a little from recent quarters, but U.S. corporations are still performing well, a fact that has helped investors to move prices upwards on the days that European news proved scarce. However, Europe is clearly a major market for U.S. listed corporations and therefore, further deterioration in the European situation resulted in investors discounting future U.S. corporate growth projections.

DIVIDEND RECAP/HOW WERE DIVIDENDS AFFECTED?

A primary objective of the Fund is the generation of yield from the capture of dividends. Therefore, a major factor which affects the Fund's management is the availability of dividends. Moreover, an important component of the Fund's security selection process is the identification of those companies with a history of consistent and rising dividend payments. Where such dividend raises are financially sustainable, in the opinion of the Sub-Advisor, the company assumes a higher probability of selection within the Fund. Moreover, rising dividends from companies in the Fund's portfolio suggest the potential for rising aggregate yields for the Fund's investors.

For the third quarter of 2011, "Dividends continue to battle back, adding 14.5% to their indicated rate this year, but still 6.8% shy of their all-time June 2008 high," said Howard Silverblatt, Senior Index Analyst at S&P Indices. During the third quarter of 2011, 350 companies initiated positive dividend actions against 23 with negative actions. The corresponding positive/negative ratio from the third quarter of 2010 was 299/35.

--------------------------------------------------------------------------------
                       PORTFOLIO COMMENTARY - (Continued)
--------------------------------------------------------------------------------

PERFORMANCE ANALYSIS

The net asset value ("NAV") total return(1) of the Fund for the twelve months ended November 30, 2011 was 2.81%. Over the same period, the total return of the R1000V, the Fund's primary benchmark index, was 6.17%, while the Fund's secondary benchmark indices, the S&P 500 and the Dow Jones Select Dividend Index
(DVY), returned 7.83% and 15.38%, respectively.

NAV PERFORMANCE

The Fund's NAV lagged the performance of its main benchmark, the Russell 1000 Value Index, by 3.36% for the twelve-month reporting period.

The Sub-Advisor's primary objective is to manage FAV to capture dividend income, and secondly to attempt to participate in capital appreciation while seeking to protect capital. As a result of ongoing Greek-inspired Euro debt contagion fears, we decided to protect capital by moving the portfolio holdings to a more defensive position by replacing higher beta names with lower beta names and periodically increasing cash for opportunistic purposes. This resulted in a lower level of total return than the benchmark's appreciation performance.

The Fund's underperformance wasn't the result of any one event; consistently over the reporting period we protected capital to a greater degree than the R1000V. During the correction, and the volatile period thereafter, the Fund's defensive positioning reduced its participation in market reversals, FAV's downside capture. When equities look overvalued, in the opinion of the Sub-Advisor, the Fund will try to maintain income levels while protecting capital valuations.

We also overweighted the sectors and businesses which we feel perform better than the R1000V in times of doubt, for example the Energy and Consumer Staples sectors.

PRICE PERFORMANCE

The Fund's market value provided a total return1 of -10.96% during the reporting period. The price of FAV closely followed the price of the R1000V for much of the fiscal year with the exception of two periods. In July, FAV cut its dividend and the share price suffered accordingly. In October, FAV didn't fully participate in the mid-October index rally due to defensive positioning. These two periods accounted for most of the price underperformance.

Although the price of FAV is not directly managed by the Sub-Advisor, in the opinion of the Sub-Advisor, the price of many closed-end funds dropped because of fears of credit shortages, although to a much lesser degree, to the credit issues of 2008.

Two things to note: in 2008, many organizations were caught unaware by a sudden lack of liquidity following a period of widely-available credit. At the time of this writing, central banks and governments are focused on providing liquidity. Companies are keeping costs down while amassing cash and cash-like positions. We would be surprised to see another significant, protracted credit crisis. Secondly, FAV is designed as an unleveraged, long-only Fund so that the Fund does not become encumbered by liquidity issues.

MARKET & FUND OUTLOOK

Our short- to medium-term outlook remains defensive based on the fact that the solution to European debt problems will take a long time for countries to agree upon and subsequently implement. At the same time, U.S. corporate earnings look set to soften. The level of confidence we see returning to global markets appears overdone for the next quarter or two.

In our opinion, major structural changes need to occur within the European Monetary Union, including the criteria for membership, more accurately referred to as the Maastricht convergence requirements.

Moreover, significant financial aid is required to protect any organizations and corporations exposed to the default of European sovereign debt. We don't expect this to happen overnight, judging by the horse trading that has taken place to raise the amount available in the European Financial Stability Fund to something close to a trillion dollars.

--------------
1 Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

--------------------------------------------------------------------------------
                       PORTFOLIO COMMENTARY - (Continued)
--------------------------------------------------------------------------------

The Great Debt & Derivative Unwind now includes Europe. It will take many years for the effects of our recent fiscal profligacy to unwind. That said, we do not expect another 2008-like liquidity crisis. Governments and central banks across the world are committed to providing enough liquidity to keep the wheels of global financial markets turning. Our goal will remain the same: generate income and protect capital in down markets.

FURTHER U.S. EASING

The U.S. Federal Reserve might bring about a change in future U.S. equity market direction with a commitment to further Quantitative Easing (QE); a third leg to the previous two QE programs. A QE-inspired rally would be short-lived in our opinion; we'd rather see debt continue to unwind. However, at the low interest rates being paid by the U.S. Government to borrow, further printing of money can't be ruled out.

We will monitor Federal Reserve activity for signs of renewed monetary easing.

EARNINGS

For some time, many commentators have predicted the demise of recent excellent U.S. corporate earnings. For a similar amount of time, U.S. corporations have continued to report above median expectations and prior year performance. At the time of writing, we see corporate guidance softening. We expect this to flow through into lower earnings in the next few quarters; nothing too dramatic, but the earnings growth curve should start to flatten.

2012: A U.S. POLITICAL YEAR

History tells us that election years are good for equity markets, although two of the three down market election years since 1928 have occurred in the last three election years. Our defensive positioning doesn't ignore this factor; we will carefully evaluate the progress being made on political consensus and the Government efforts to bring about an economic "feel good factor" after the first quarter.

FIRST TRUST ACTIVE DIVIDEND INCOME FUND (FAV)
PORTFOLIO OF INVESTMENTS (a)
NOVEMBER 30, 2011


   SHARES                         DESCRIPTION                         VALUE
------------  -------------------------------------------------   --------------
COMMON STOCKS - 80.8%

              AEROSPACE & DEFENSE - 2.1%
      20,000  Lockheed Martin Corp.............................   $   1,563,000
                                                                  -------------
              AUTO COMPONENTS - 0.2%
       5,000  Johnson Controls, Inc............................         157,400
                                                                  -------------
              BEVERAGES - 2.5%
       5,000  Coca-Cola (The) Co...............................         336,150
      25,000  PepsiCo, Inc.....................................       1,600,000
                                                                  -------------
                                                                      1,936,150
                                                                  -------------
              CHEMICALS - 0.0%
       1,000  Dow Chemical (The) Co............................          27,710
                                                                  -------------
              COMMERCIAL BANKS - 1.1%
      17,000  Bank of Nova Scotia..............................         856,290
                                                                  -------------
              COMMUNICATIONS EQUIPMENT - 1.9%
      26,000  Chorus Ltd., ADR (b).............................         322,400
      20,000  QUALCOMM, Inc....................................       1,096,000
                                                                  -------------
                                                                      1,418,400
                                                                  -------------
              CONSUMER FINANCE - 0.8%
      50,000  SLM Corp.........................................         644,000
                                                                  -------------
              DISTRIBUTORS - 0.4%
       5,000  Genuine Parts Co.................................         292,500
                                                                  -------------
              DIVERSIFIED TELECOMMUNICATION SERVICES - 6.7%
      30,000  AT&T, Inc........................................         869,400
      35,000  BCE, Inc.........................................       1,371,650
     130,000  Telecom Corp. of New Zealand Ltd., ADR...........       1,043,900
      45,000  Telefonica S.A., ADR.............................         843,750
      25,000  Verizon Communications, Inc......................         943,250
                                                                  -------------
                                                                      5,071,950
                                                                  -------------
              ELECTRIC UTILITIES - 5.3%
      20,000  NextEra Energy, Inc..............................       1,108,800
      35,000  Pepco Holdings, Inc..............................         692,300
       5,000  Portland General Electric Co.....................         125,250
      70,000  PPL Corp.........................................       2,101,400
                                                                  -------------
                                                                      4,027,750
                                                                  -------------
              FOOD & STAPLES RETAILING - 3.8%
       8,000  PriceSmart, Inc..................................         542,800
      40,000  Wal-Mart Stores, Inc.............................       2,356,000
                                                                  -------------
                                                                      2,898,800
                                                                  -------------
              FOOD PRODUCTS - 0.8%
      11,000  H.J. Heinz Co....................................         579,150
                                                                  -------------
              HEALTH CARE EQUIPMENT & SUPPLIES - 2.5%
      25,000  Baxter International, Inc........................       1,291,500
       8,000  Becton, Dickinson & Co...........................         590,240
                                                                  -------------
                                                                      1,881,740
                                                                  -------------


                 See Notes to Financial Statements                        Page 7

FIRST TRUST ACTIVE DIVIDEND INCOME FUND (FAV)
PORTFOLIO OF INVESTMENTS (a) - (Continued)
NOVEMBER 30, 2011


   SHARES                       DESCRIPTION                           VALUE
------------  -------------------------------------------------   --------------
COMMON STOCKS - (CONTINUED)

              HOTELS, RESTAURANTS & LEISURE - 2.5%
      15,000  Arcos Dorados Holdings, Inc......................   $     328,800
      10,000  McDonald's Corp..................................         955,200
       5,000  Wynn Resorts Ltd.................................         602,800
                                                                  -------------
                                                                      1,886,800
                                                                  -------------
              HOUSEHOLD PRODUCTS - 2.4%
      25,000  Kimberly-Clark Corp..............................       1,786,750
                                                                  -------------
              INSURANCE - 3.2%
      50,000  American Equity Investment Life Holding Co.......         553,000
       7,500  MetLife, Inc.....................................         236,100
       5,000  Principal Financial Group, Inc...................         120,650
      30,000  Prudential Financial, Inc........................       1,519,200
                                                                  -------------
                                                                      2,428,950
                                                                  -------------
              MACHINERY - 2.8%
      12,000  Cummins, Inc.....................................       1,155,960
      17,000  Dover Corp.......................................         934,490
                                                                  -------------
                                                                      2,090,450
                                                                  -------------
              MEDIA - 2.2%
      10,000  Digital Domain Media Group, Inc. (b).............          60,800
      45,000  Walt Disney (The) Co.............................       1,613,250
                                                                  -------------
                                                                      1,674,050
                                                                  -------------
              METALS & MINING - 0.7%
       2,000  Franco-Nevada Corp...............................          84,740
      15,000  Southern Copper Corp.............................         466,950
                                                                  -------------
                                                                        551,690
                                                                  -------------
              MULTI-UTILITIES - 12.6%
      50,000  Ameren Corp......................................       1,690,500
      10,000  Consolidated Edison, Inc.........................         594,200
      35,000  Dominion Resources, Inc..........................       1,806,700
      45,000  DTE Energy Co....................................       2,369,250
      60,000  National Grid PLC, ADR...........................       2,965,200
       7,500  TECO Energy, Inc.................................         140,850
                                                                  -------------
                                                                      9,566,700
                                                                  -------------
              OIL, GAS & CONSUMABLE FUELS - 5.3%
      48,000  Enduro Royalty Trust.............................         897,120
      15,000  Kodiak Oil & Gas Corp. (b).......................         133,200
      12,000  Occidental Petroleum Corp........................       1,186,800
      35,000  Total S.A., ADR..................................       1,810,900
                                                                  -------------
                                                                      4,028,020
                                                                  -------------
              PHARMACEUTICALS - 4.9%
      10,000  Abbott Laboratories..............................         545,500
      15,000  Bristol-Myers Squibb Co..........................         490,800
      75,000  Merck & Co., Inc.................................       2,681,250
                                                                  -------------
                                                                      3,717,550
                                                                  -------------


Page 8                     See Notes to Financial Statements

FIRST TRUST ACTIVE DIVIDEND INCOME FUND (FAV)
PORTFOLIO OF INVESTMENTS (a) - (Continued)
NOVEMBER 30, 2011


   SHARES                       DESCRIPTION                            VALUE
------------  -------------------------------------------------   --------------
COMMON STOCKS - (CONTINUED)

              REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.8%
       5,000  Hospitality Properties Trust.....................   $     110,150
      20,000  National Retail Properties, Inc..................         529,200
                                                                  -------------
                                                                        639,350
                                                                  -------------
              REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.1%
      11,000  Preferred Apartment Communities, Inc.............          67,540
                                                                  -------------
              ROAD & RAIL - 2.0%
       7,000  Canadian National Railway Co.....................         542,920
      20,000  CSX Corp.........................................         434,200
       5,000  Union Pacific Corp...............................         517,050
                                                                  -------------
                                                                      1,494,170
                                                                  -------------
              SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.8%
      30,000  Analog Devices, Inc..............................       1,045,800
      10,000  Microchip Technology, Inc........................         349,100
                                                                  -------------
                                                                      1,394,900
                                                                  -------------
              SPECIALTY RETAIL - 0.6%
      10,000  Men's Wearhouse (The), Inc.......................         278,300
       2,500  Tiffany & Co.....................................         167,600
                                                                  -------------
                                                                        445,900
                                                                  -------------
              TEXTILES, APPAREL & LUXURY GOODS - 1.1%
       9,000  NIKE, Inc., Class B..............................         865,620
                                                                  -------------
              TOBACCO - 8.6%
      60,000  Altria Group, Inc................................       1,721,400
      10,000  Lorillard, Inc...................................       1,116,200
      10,000  Philip Morris International, Inc.................         762,400
      70,000  Reynolds American, Inc...........................       2,930,200
                                                                  -------------
                                                                      6,530,200
                                                                  -------------
              WIRELESS TELECOMMUNICATION SERVICES - 1.1%
      30,000  Vodafone Group PLC, ADR..........................         814,500
                                                                  -------------
              TOTAL COMMON STOCKS..............................      61,337,980
              (Cost $61,105,753)                                  -------------

 INVESTMENT COMPANIES - 5.3%

              CAPITAL MARKETS - 5.3%
      10,000  iShares iBoxx & High Yield Corporate Bond Fund...         866,000
      10,000  Proshares Ultra Dow30............................         581,700
      10,000  Proshares Ultra QQQ (b)..........................         828,100
      10,000  Proshares Ultra S&P500...........................         458,100



                      See Notes to Financial Statements                   Page 9

FIRST TRUST ACTIVE DIVIDEND INCOME FUND (FAV)
PORTFOLIO OF INVESTMENTS (a) - (Continued)
NOVEMBER 30, 2011


   SHARES/
    UNITS                       DESCRIPTION                            VALUE
------------  -------------------------------------------------   --------------
INVESTMENT COMPANIES - (CONTINUED)

              CAPITAL MARKETS - (CONTINUED)
      25,000  SPDR Barclays Capital High Yield Bond ETF........   $     947,000
      10,000  Utilities Select Sector SPDR Fund................         352,100
                                                                  -------------
              TOTAL INVESTMENT COMPANIES.......................       4,033,000
              (Cost $4,064,934)                                   -------------

MASTER LIMITTED PARTNERSHIPS - 7.2%

              ELECTRIC UTILITIES - 0.1%
       3,500  Brookfield Infrastructure Partners L.P...........          89,775
                                                                  -------------
              OIL, GAS & CONSUMABLE FUELS - 7.1%
      10,000  Calumet Specialty Products Partners, L.P.........         193,400
       5,000  Chesapeake Midstream Partners, L.P...............         131,050
       5,000  Energy Transfer Partners, L.P....................         218,800
       2,000  Genesis Energy, L.P..............................          52,180
      20,000  Kinder Morgan Energy Partners, L.P...............       1,564,000
      11,000  Legacy Reserves, L.P.............................         295,020
      22,000  Linn Energy LLC..................................         801,020
      30,000  LRR Energy, L.P. (b).............................         567,000
       1,000  Markwest Energy Partners, L.P....................          53,640
       9,000  Penn Virginia Resource Partners, L.P.............         219,060
      10,000  Plains All American Pipeline, L.P................         648,600
      34,500  SandRidge Permian Trust..........................         659,295
                                                                  -------------
                                                                      5,403,065
                                                                  -------------
              TOTAL MASTER LIMITED PARTNERSHIPS................       5,492,840
              (Cost $5,470,440)                                   -------------

              TOTAL INVESTMENTS (C) - 93.3%....................      70,863,820
              (Cost $70,641,127)

              NET OTHER ASSETS AND LIABILITIES - 6.7%..........       5,116,350
                                                                  -------------
              NET ASSETS - 100.0%..............................   $  75,980,170
                                                                  =============

-----------------------
    (a) All percentages shown in the Portfolio of Investments are based on net assets.

    (b) Non-income producing security.

    (c) Aggregate cost for federal income tax purposes is $72,268,592. As of November 30, 2011, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $856,993 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $2,261,765.

    ADR American Depositary Receipt


Page 10                   See Notes to Financial Statements

FIRST TRUST ACTIVE DIVIDEND INCOME FUND (FAV)
PORTFOLIO OF INVESTMENTS (a) - (Continued)
NOVEMBER 30, 2011


VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of November 30, 2011 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):


                                                                                 LEVEL 2        LEVEL 3
                                            TOTAL              LEVEL 1         SIGNIFICANT    SIGNIFICANT
                                           VALUE AT             QUOTED         OBSERVABLE     UNOBSERVABLE
                                          11/30/2011            PRICES           INPUTS          INPUTS
                                         ------------        -------------    -------------   ------------
Common Stocks*...........................$ 61,337,980        $  61,337,980    $          --   $         --
Investment Companies*....................   4,033,000            4,033,000               --             --
Master Limited Partnerships*.............   5,492,840            5,492,840               --             --
                                         ------------        -------------    -------------   ------------
TOTAL INVESTMENTS........................$ 70,863,820        $  70,863,820    $          --   $         --
                                         ============        =============    =============   ============


* See Portfolio of Investments for industry breakout.


                   See Notes to Financial Statements                     Page 11

FIRST TRUST ACTIVE DIVIDEND INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 2011

ASSETS:
Investments, at value
 (Cost $70,641,127)...................................................................   $  70,863,820
Cash..................................................................................       1,116,008
Prepaid expenses                                                                                 5,014
Receivables:
   Investment securities sold.........................................................      29,865,210
   Dividends..........................................................................       1,392,010
   Dividend reclaims..................................................................          20,579
   Interest...........................................................................             209
                                                                                         -------------
     Total Assets.....................................................................     103,262,850
                                                                                         -------------
LIABILITIES:
Payables:
   Investment securities purchased....................................................      27,131,095
   Investment advisory fees...........................................................          61,690
   Audit and tax fees.................................................................          34,300
   Custodian fees.....................................................................          18,989
   Printing fees......................................................................          16,078
   Administrative fees................................................................           7,500
   Trustees' fees and expenses........................................................           6,453
   Transfer agent fees................................................................           2,327
   Legal fees.........................................................................           1,934
   Financial reporting fees...........................................................             770
Other liabilities.....................................................................           1,544
                                                                                         -------------
     Total Liabilities................................................................      27,282,680
                                                                                         -------------
NET ASSETS ...........................................................................   $  75,980,170
                                                                                         =============
NET ASSETS consist of:
Paid-in capital ......................................................................   $ 146,321,042
Par value.............................................................................          82,595
Accumulated net investment income (loss)..............................................        (118,967)
Accumulated net realized gain (loss) on investments...................................     (70,527,193)
Net unrealized appreciation (depreciation) on investments.............................         222,693
                                                                                         -------------
NET ASSETS............................................................................   $  75,980,170
                                                                                         =============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)..................   $        9.20
                                                                                         =============
Number of Common Shares outstanding (unlimited number of Common Shares has
 been authorized).....................................................................       8,259,517
                                                                                         =============


Page 12                    See Notes to Financial Statements




FIRST TRUST ACTIVE DIVIDEND INCOME FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 2011

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $238,098)................................    $  8,223,524
Interest..............................................................................           1,757
Other.................................................................................             160
                                                                                          ------------
   Total investment income............................................................       8,225,441
                                                                                          ------------
EXPENSES:
Investment advisory fees..............................................................         821,202
Administrative fees...................................................................          89,997
Custodian fees........................................................................          78,248
Legal fees............................................................................          54,934
At the market offering costs..........................................................          46,437
Printing fees.........................................................................          46,309
Trustees' fees and expenses...........................................................          38,922
Audit and tax fees....................................................................          34,997
Transfer agent fees...................................................................          26,735
Financial reporting fees..............................................................           9,250
Other.................................................................................          64,556
                                                                                          ------------
   Total expenses.....................................................................       1,311,587
                                                                                          ------------
NET INVESTMENT INCOME (LOSS)..........................................................       6,913,854
                                                                                          ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments...............................................      (3,260,414)
Net change in unrealized appreciation (depreciation) on investments...................      (1,411,564)
                                                                                          ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)...............................................      (4,671,978)
                                                                                          ------------
NET INCREASE (DECREASE)  IN NET ASSETS RESULTING FROM OPERATIONS......................    $  2,241,876
                                                                                          ============


                   See Notes to Financial Statements                     Page 13

FIRST TRUST ACTIVE DIVIDEND INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             YEAR            YEAR
                                                                                             ENDED           ENDED
                                                                                          11/30/2011      11/30/2010
                                                                                         ------------    ------------
OPERATIONS:
Net investment income (loss).........................................................    $  6,913,854    $  8,863,945
Net realized gain (loss).............................................................      (3,260,414)     (4,395,680)
Net change in unrealized appreciation (depreciation).................................      (1,411,564)        884,123
                                                                                         ------------    ------------
Net increase (decrease) in net assets resulting from operations......................       2,241,876       5,352,388
                                                                                         ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income................................................................      (6,465,000)     (9,398,415)
Net realized gain....................................................................              --              --
Return of capital....................................................................      (1,945,904)     (1,622,430)
                                                                                         ------------    ------------
Total distributions to shareholders..................................................      (8,410,904)    (11,020,845)
                                                                                         ------------    ------------
CAPITAL TRANSACTIONS:
Proceeds from Common Shares sold through shelf offerings.............................       1,581,799       9,298,335
Proceeds from Common Shares reinvested...............................................         265,412         475,819
                                                                                         ------------    ------------
Net increase (decrease) in net assets resulting from capital transactions............       1,847,211       9,774,154
                                                                                         ------------    ------------
Total increase (decrease) in net assets..............................................      (4,321,817)      4,105,697

NET ASSETS:
Beginning of period..................................................................      80,301,987      76,196,290
                                                                                         ------------    ------------
End of period........................................................................    $ 75,980,170    $ 80,301,987
                                                                                         ============    ============
Accumulated net investment income (loss) at end of period............................    $   (118,967)   $    151,062
                                                                                         ============    ============
CAPITAL TRANSACTIONS were as follows:
Common Shares at beginning of period.................................................       8,088,610       7,267,804
Common Shares sold through shelf offerings...........................................         145,676         776,261
Common Shares issued as reinvestment under the Dividend Reinvestment Plan............          25,231          44,545
                                                                                         ------------    ------------
Common Shares at end of period.......................................................       8,259,517       8,088,610
                                                                                         ============    ============


Page 14                    See Notes to Financial Statements

FIRST TRUST ACTIVE DIVIDEND INCOME FUND
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                     YEAR            YEAR          YEAR           YEAR          PERIOD
                                                     ENDED          ENDED          ENDED          ENDED          ENDED
                                                  11/30/2011     11/30/2010     11/30/2009     11/30/2008     11/30/2007 (a)
                                                 ------------   ------------   ------------   ------------   ---------------
Net asset value, beginning of period .........   $      9.93    $     10.48    $     10.61    $     19.03    $     19.10 (b)
                                                 -----------    -----------    -----------    -----------    -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (c)..............          0.84           1.15           1.90           1.78           0.52
Net realized and unrealized gain (loss)                (0.56)         (0.45)         (0.20)         (7.99)         (0.55)
                                                 -----------    -----------    -----------    -----------    -----------
Total from investment operations .............          0.28           0.70           1.70          (6.21)         (0.03)
                                                 -----------    -----------    -----------    -----------    -----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income ........................         (0.78)         (1.21)         (1.84)         (1.97)          --
Net realized gain ............................            --             --             --          (0.24)          --
Return of capital ............................         (0.24)         (0.21)            --             --           --
                                                 -----------    -----------    -----------    -----------    -----------
Total from distributions .....................         (1.02)         (1.42)         (1.84)         (2.21)          --
                                                 -----------    -----------    -----------    -----------    -----------
Common Shares offering costs charged to
  paid-in capital ............................            --             --              --            --         (0.04)
                                                 -----------    -----------    -----------    -----------    -----------
Premiums from shares sold in at the
  market offering ............................          0.01           0.17           0.01              --           --
                                                 -----------    -----------    -----------    -----------    -----------
Net asset value, end of period ...............   $      9.20    $      9.93    $     10.48    $     10.61    $     19.03
                                                 ===========    ===========    ===========    ===========    ===========
Market value, end of period ..................   $      8.41    $     10.47    $     12.10    $      8.03    $     17.78
                                                 ===========    ===========    ===========    ===========    ===========
TOTAL RETURN BASED ON NET ASSET VALUE (e).....          2.81%          7.59%         18.44%        (34.64)%        (0.37)%(d)
                                                 ===========    ===========    ===========    ===========    ===========
TOTAL RETURN BASED ON MARKET VALUE (e)........        (10.96)%       (1.56)%         80.51%        (47.00)%       (11.10)%
                                                 ===========    ===========    ===========    ===========    ===========

----------------------------------------

Ratios of expenses to average net assets:
Net assets, end of period (in 000's) .........   $    75,980    $    80,302    $     76,196   $    76,456     $   137,117
Ratio of total expenses to average net assets           1.60%          1.66%           1.89%         1.31%           1.44%(f)
Ratio of net investment income (loss) to
  average net assets .........................          8.42%         11.34%          19.31%        11.34%          13.87%(f)
Portfolio turnover rate ......................         1,297%         1,516%          2,030%        1,722%            178%

----------------------------------------
(a) Initial seed date of July 19, 2007. The Fund commenced operations on
    September 20, 2007.

(b) Net of sales load of $0.90 per share on initial offering.

(c) Based on average shares outstanding.

(d) In 2007, the Fund received a reimbursement from the investment sub-advisor in the amount of $3,067. This reimbursement from the sub-advisor represents less than $0.01 and had no effect on the Fund's total return.

(e) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(f) Annualized.


                  See Notes to Financial Statements                      Page 15

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                    FIRST TRUST ACTIVE DIVIDEND INCOME FUND
                               NOVEMBER 30, 2011


                              1. FUND DESCRIPTION

First Trust Active Dividend Income Fund (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on June 14, 2007 and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FAV on the New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to seek a high level of current income. It has a secondary objective of capital appreciation. The Fund seeks to achieve its objectives by investing at least 80% of its Managed Assets (as defined below) in a diversified portfolio of dividend-paying, multi-cap equity securities of both U.S. and non-U.S. issuers that Aviance Capital Management, LLC ("Aviance" or the "Sub-Advisor") believes offer the potential for attractive income and/or capital appreciation. Managed Assets are defined as the total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings. There can be no assurance that the Fund's investment objectives will be achieved. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid, and any borrowings of the Fund) by the total number of Common Shares outstanding.

The Fund's investments are valued daily in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. The following securities, for which accurate and reliable market quotations are readily available, will be valued as follows:

       Common stocks, Master Limited Partnerships ("MLPs") and other securities listed on any national or foreign exchange (excluding the NASDAQ National Market ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded. If there are no transactions on the valuation day, the securities are valued at the mean between the most recent bid and asked prices.

       Securities listed on the NASDAQ or the AIM are valued at the official closing price. If there is no official closing price on the valuation day, the securities are valued at the mean between the most recent bid and asked prices.

       Securities traded in the over-the-counter market are valued at their closing bid prices.

       Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

All market quotations used in valuing the Fund's securities will be obtained from a third party pricing service. If no quotation is received from a pricing service, attempts will be made to obtain one or more broker quotes for the security. In the event the pricing service does not provide a valuation, broker quotations are not readily available, or the valuations received are deemed unreliable, the Fund's Board of Trustees has designated First Trust Advisors L.P. ("First Trust") to use a fair value method to value the Fund's securities. Additionally, if events occur after the close of the principal markets for certain securities (e.g., domestic debt and foreign securities) that could materially affect the Fund's NAV, First Trust will use a fair value method to value the Fund's securities. The use of fair value pricing is governed by valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. Fair valuation of a security will be based on the consideration of all available information, including, but not limited to the following:

    1)  the type of security;

    2)  the size of the holding;

    3)  the initial cost of the security;

    4)  transactions in comparable securities;

    5)  price quotes from dealers and/or pricing services;

    6)  relationships among various securities;

    7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

    8)  an analysis of the issuer's financial statements; and

    9) the existence of merger proposals or tender offers that might affect the value of the security.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (Continued)
--------------------------------------------------------------------------------

                    FIRST TRUST ACTIVE DIVIDEND INCOME FUND
                               NOVEMBER 30, 2011


If the securities in question are foreign securities, the following additional information may be considered:

    1)  the value of similar foreign securities traded on other foreign markets;

    2)  ADR trading of similar securities;

    3)  closed-end fund trading of similar securities;

    4)  foreign currency exchange activity;

    5) the trading prices of financial products that are tied to baskets of foreign securities;

    6)  factors relating to the event that precipitated the pricing problem;

    7)  whether the event is likely to recur; and

    8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

   o Level 1 - Level 1 inputs are quoted prices in active markets for identical securities. An active market is a market in which transactions for the security occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

   o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

               o Quoted prices for similar securities in active markets.

               o Quoted prices for identical or similar securities in markets that are non-active. A non-active market is a market where there are few transactions for the security, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

               o Inputs other than quoted prices that are observable for the security (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

               o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

   o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the security.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund's investments as of November 30, 2011, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis, including amortization of premiums and accretion of discounts.

Distributions received from the Fund's investments in MLPs generally are comprised of return of capital from the MLP to the extent of the cost basis of such MLP investments. Cumulative distributions received in excess of the Fund's cost basis in an MLP generally are recorded as capital gain. For the fiscal year ended November 30, 2011, distributions of $788,245 received from MLPs have been reclassified as return of capital. The cost basis of applicable MLPs has been reduced accordingly.

C. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Level dividend distributions are declared and paid quarterly or as the Board of Trustees may determine from time to time. If, for any quarterly distribution, net investment company taxable income, if any (which term includes net short-term capital gain), as determined as of the close of the Fund's taxable year, is less than the amount of the distribution, the difference will generally be a tax-free return of capital distributed from the Fund's assets. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or net asset value per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. Permanent differences incurred during the fiscal year ended November 30, 2011, primarily as a result of book/tax treatment of sale of MLP investments, have been reclassified at year end to reflect a decrease in accumulated net investment income (loss) by $718,883, an increase in accumulated net realized gain (loss) on investments by $198,702 and an increase to paid-in capital of $520,181.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (Continued)
--------------------------------------------------------------------------------

                    FIRST TRUST ACTIVE DIVIDEND INCOME FUND
                               NOVEMBER 30, 2011

The tax character of distributions paid during the fiscal years ended November 30, 2011 and 2010 was as follows:

Distributions paid from:               2011                2010

Ordinary income....................... $    6,465,000      $    9,398,415
Return of capital.....................      1,945,904           1,622,430

As of November 30, 2011, the distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income....................  $          --
Undistributed capital gains......................             --
                                                   -------------
Total undistributed earnings.....................             --
Accumulated capital and other losses.............    (69,018,695)
Net unrealized appreciation (depreciation).......     (1,404,772)
                                                   -------------
Total accumulated earnings (losses)..............    (70,423,467)
Other   .........................................             --
Paid-in capital..................................    146,403,637
                                                   -------------
Net assets.......................................  $  75,980,170
                                                   =============

D. INCOME TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98.2% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

Certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended November 30, 2011, the Fund elected to defer capital losses occurring between November 1, 2011, and November 30, 2011, in the amount of $1,357,544.

The Fund intends to utilize provisions of the federal income tax laws which allow it to carry realized capital losses forward for eight years following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At November 30, 2011, the Fund had a capital loss carryforward for federal income tax purposes of $67,661,151 expiring as follows:

         EXPIRATION DATE          AMOUNT

         November 30, 2016     $44,083,569
         November 30, 2017      17,263,318
         November 30, 2018       5,877,626
         November 30, 2019         436,638

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2008, 2009, 2010 and 2011 remain open to federal and state audit. As of November 30, 2011, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

E. EXPENSES:

The Fund will pay all expenses directly related to its operations.

F. ACCOUNTING PRONOUNCEMENTS:

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements." ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2010-06 will have on the Fund's financial statement disclosures, if any.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (Continued)
--------------------------------------------------------------------------------

                    FIRST TRUST ACTIVE DIVIDEND INCOME FUND
                               NOVEMBER 30, 2011


In May 2011, the FASB issued ASU 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs", modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board ("IASB") issued International Financial Reporting Standard ("IFRS") 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose (i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, (ii) for Level 3 fair value measurements, quantitative information about significant unobservable inputs used, (iii) a description of the valuation processes used by the reporting entity, and (iv) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011, and it is therefore not effective for the current fiscal year. Management is in the process of assessing the impact of the updated standards on the Fund's financial statements, if any.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

Aviance serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a monthly sub-advisory fee calculated at an annual rate of 0.50% of the Funds Managed Assets that is paid by First Trust out of its investment advisory fee.

James A. Bowen, the President of First Trust, on October 12, 2010, acquired 100% of the voting stock of The Charger Corporation, the general partner of First Trust (the "Transaction"). The consummation of the Transaction was deemed to be an "assignment" (as defined in the 1940 Act) of the Fund's investment management agreement and investment sub-advisory agreement and resulted in the automatic termination of the agreements.

The Board of Trustees of the Fund approved an interim investment management agreement with First Trust and an interim investment sub-advisory agreement, which were entered into effective upon the closing of the Transaction and would be in effect for a maximum period of 150 days. A new investment management agreement with First Trust and a new investment sub-advisory agreement was approved by the Board of Trustees of the Fund and were submitted to shareholders of the Fund as of the record date (September 30, 2010) for approval to take effect upon such shareholder approval. A special shareholder meeting of the Fund to vote on a proposal to approve the new investment management agreement and the new investment sub-advisory agreement was held on January 3, 2011, at which time the new investment management agreement and new investment sub-advisory agreement were approved by the Fund's shareholders. Until January 3, 2011, advisory fees payable to First Trust and Aviance were held in escrow. See Submission of Matters to a Vote of Shareholders, in the Additional Information section of this report, for the results.

BNY Mellon Investment Servicing (US) Inc. serves as the Fund's Administrator, Fund Accountant and Transfer Agent in accordance with certain fee arrangements. Effective September 30, 2011, The Bank of New York Mellon serves as the Fund's Custodian in accordance with certain fee arrangements. Prior to September 30, 2011, BNY Mellon Investment Servicing Trust Company (formerly known as PFPC Trust Company), served as the Fund's Custodian in accordance with certain fee arrangements.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustee") is paid an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each subsequent trust in the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with board or committee meetings.

Additionally, the Lead Independent Trustee is paid $10,000 annually, the Chairman of the Audit Committee is paid $5,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $2,500 annually to serve in such capacities, with such compensation paid by the trusts in the First Trust Fund Complex and divided among those trusts. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee chairman will serve two-year terms ending before rotating to serve as chairman of another committee or as Lead Independent Trustee. The officers and "Interested" Trustee receive no compensation from the Fund for serving in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of securities, other than U.S. government obligations and short-term obligations, for the year ended November 30, 2011 were $1,018,226,127 and $1,017,419,739, respectively.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (Continued)
--------------------------------------------------------------------------------

                    FIRST TRUST ACTIVE DIVIDEND INCOME FUND
                               NOVEMBER 30, 2011


                           5. AT THE MARKET OFFERINGS

On July 14, 2010, the Fund, Advisor and Sub-Advisor entered into a sales agreement with JonesTrading whereby the Fund may offer and sell up to 1,000,000 Common Shares from time to time through JonesTrading as agent for the offer and sale of the Common Shares. This sales agreement terminated and replaced the previous sales agreement that was entered into on November 13, 2009. Sales of Common Shares pursuant to the sales agreement may be made in negotiated transactions or transactions that are deemed to be "at the market" as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on the NYSE or sales made through a market maker other than on an exchange, at an offering price equal to or in excess of the net asset value per share of the Fund's Common Shares at the time such Common Shares are initially sold. The Fund intends to use the net proceeds from the sale of the Common Shares in accordance with its investment objective and policies. The Fund has not offered Common Shares pursuant to the sales agreement with Jones Trading since February 1, 2011. Transactions for the years ended November 30, 2011 and 2010 related to offerings under the previous and current sales agreements are as follows:


                                                                            Net Proceeds
                          Common         Net Proceeds   Net Asset Value     Received in Excess
                          Shares Sold    Received       of Shares Sold      of Net Asset Value
Year Ended 11/30/2011*    145,676        $1,581,799     $1,512,325          $    69,474
Year Ended 11/30/2010     776,261        $9,298,335     $8,027,005          $ 1,271,330

* Additionally, estimated offering costs of $46,437 related to this offering for this reporting period have been expensed by the Fund and are disclosed as "At the market offering costs" on the Statement of Operations.

                               6. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                             7. RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

DIVIDEND STRATEGY RISK: The Sub-Advisor may not be able to anticipate the level of dividends that companies will pay in any given timeframe. The Fund's strategies require the Sub-Advisor to identify and exploit opportunities such as the announcement of major corporate actions that may lead to high current dividend income. These situations are typically not recurring in nature or the frequency may be difficult to predict and may not result in an opportunity that allows the Sub-Advisor to fulfill the Fund's investment objectives. In addition, the dividend policies of the Fund's target companies are heavily influenced by the current economic climate.

MLP RISK: An investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments.

QUALIFIED DIVIDEND INCOME TAX RISK: There can be no assurance as to what portion of the distributions paid to the Fund's Common Shareholders will consist of tax-advantaged qualified dividend income. For taxable years beginning before January 1, 2013, certain distributions designated by the Fund as derived from qualified dividend income will be taxed in the hands of non-corporate Common Shareholders at the rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied by both the Fund and the Common Shareholders. Additional requirements apply in determining whether distributions by foreign issuers should be regarded as qualified dividend income. Certain investment strategies of the Fund will limit the Fund's ability to meet these requirements and consequently will limit the amount of qualified dividend income received and distributed by the Fund. A change in the favorable provisions of the federal tax laws with respect to qualified dividends may result in a widespread reduction in announced dividends and may adversely impact the valuation of the shares of dividend-paying companies.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (Continued)
--------------------------------------------------------------------------------

                    FIRST TRUST ACTIVE DIVIDEND INCOME FUND
                               NOVEMBER 30, 2011


                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were the following subsequent events:

Effective January 1, 2012, each Independent Trustee will be paid a fixed annual retainer of $125,000 per year and an annual per fund fee of $4,000 for each closed-end fund or other actively managed fund and $1,000 for each index fund in the First Trust Fund Complex. The fixed annual retainer will be allocated pro rata among each fund in the First Trust Fund Complex based on net assets.

Additionally, the Lead Independent Trustee will be paid $15,000 annually, the Chairman of the Audit Committee will be paid $10,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee will be paid $5,000 annually to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees continue to be reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee chairman will serve two-year terms before rotating to serve as chairman of another committee or as Lead Independent Trustee. The officers and "Interested" Trustee receive no compensation from the Fund for acting in such capacities.

On January 12, 2012, the Fund declared a dividend of $0.18 per share to Common Shareholders of record on January 24, 2012, payable January 31, 2012.

Effective January 23, 2012, Mr. Bowen resigned from his position as the President and Chief Executive Officer of the Fund. He will continue as a Trustee, the Chairman of the Board and member of the Executive Committee. The Board elected Mr. Bradley to serve as the President and Chief Executive Officer and Mr. Dykas to serve as the Treasurer, Chief Financial Officer and Chief Accounting Officer of the Fund.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST ACTIVE DIVIDEND INCOME FUND:

We have audited the accompanying statement of assets and liabilities of First Trust Active Dividend Income Fund (the "Fund"), including the portfolio of investments, as of November 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the Fund's custodian and brokers; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust Active Dividend Income Fund as of November 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.


/s/ DELOITTE & TOUCHE LLP


Chicago, Illinois
January 24, 2012

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                    FIRST TRUST ACTIVE DIVIDEND INCOME FUND
                         NOVEMBER 30, 2011 (UNAUDITED)

                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

       (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.

       (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

--------------------------------------------------------------------------------

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION - (Continued)
--------------------------------------------------------------------------------

                    FIRST TRUST ACTIVE DIVIDEND INCOME FUND
                         NOVEMBER 30, 2011 (UNAUDITED)


                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                                TAX INFORMATION

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended November 30, 2011, 9.93% qualified for the corporate dividends received deduction available to corporate shareholders.

The Fund hereby designates as qualified dividend income 15.45% of the ordinary income distributions for the year ended November 30, 2011.

                         NYSE CERTIFICATION INFORMATION

In accordance with Section 303A-12 of the New York Stock Exchange ("NYSE") Listed Company Manual, the Fund's President has certified to the NYSE that, as of May 31, 2011, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund's reports to the SEC on Forms N-CSR, N-CSRS and N-Q contain certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.

                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

A special meeting of shareholders of the Fund was held on January 3, 2011. At the meeting, shareholders approved a new investment management agreement between the Fund and First Trust and a new investment sub-advisory agreement between the Fund, First Trust and Aviance. 4,052,274 (51.32%) of the outstanding voting securities were voted at the meeting. The number of votes cast in favor of the new investment management agreement was 3,536,966, the number of votes against was 147,844, and the number of abstentions was 367,464. The number of votes cast in favor of the new investment sub-advisory agreement was 3,510,842, the number of votes against was 148,486, and the number of abstentions was 392,946. The terms of the new investment management agreement and new investment sub-advisory agreement are substantially similar to the terms of the previous agreements.

The Joint Annual Meeting of Shareholders of the Common Shares of Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Strategic High Income Fund III, First Trust Specialty Finance and Financial Opportunities Fund, First Trust Active Dividend Income Fund and First Trust High Income Long/Short Fund was held on April 18, 2011. At the Meeting, Robert F. Keith was elected by the Common Shareholders of the First Trust Active Dividend Income Fund as a Class I Trustee for a three-year term expiring at the Fund's annual meeting of shareholders in 2014. The number of votes cast in favor of Mr. Keith was 7,437,469, the number of votes against was 117,453 and the number of abstentions was 684,262. James A. Bowen, Niel B. Nielson, Richard E. Erickson and Thomas R. Kadlec are the other current and continuing Trustees.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------


                            FIRST TRUST ACTIVE DIVIDEND INCOME FUND
                                 NOVEMBER 30, 2011 (UNAUDITED)


                                                                                               NUMBER OF
                                                                                               PORTFOLIOS IN
                                                                                               THE FIRST TRUST   OTHER
NAME, ADDRESS,                TERM OF OFFICE                                                   FUND COMPLEX      TRUSTEESHIPS OR
DATE OF BIRTH AND             AND LENGTH OF          PRINCIPAL OCCUPATIONS                     OVERSEEN BY       DIRECTORSHIPS
POSITION WITH THE FUND        SERVICE (2)            DURING PAST 5 YEARS                       TRUSTEE           HELD BY TRUSTEE

                                                INDEPENDENT TRUSTEES

Richard E. Erickson, Trustee  o Three-Year Term      Physician; President, Wheaton              82               None
c/o First Trust Advisors L.P.                        Orthopedics; Co-Owner and Co-Director
120 East Liberty Drive,       o Since Fund           (January 1996 to May 2007), Sports
  Suite 400                     Inception            Med Center for Fitness; Limited Partner,
Wheaton, IL 60187                                    Gundersen Real Estate Limited Partnership;
D.O.B.: 04/51                                        Member, Sportsmed LLC

Thomas R. Kadlec, Trustee     o Three-Year Term      President (March 2010 to Present),         82               Director of ADM
c/o First Trust Advisors L.P.                        Senior  Vice President and Chief                            Investor Services,
120 East Liberty Drive,       o Since Fund           Financial Officer (May 2007 to                              Inc. and ADM
  Suite 400                     Inception            March 2010), Vice President and                             Investor Services
Wheaton, IL 60187                                    Chief Financial Officer (1990 to May 2007),                 International
D.O.B.: 11/57                                        ADM Investor Services, Inc. (Futures
                                                     Commission Merchant)

Robert F. Keith, Trustee      o Three-Year Term      President (2003 to Present), Hibs          82               Director of Trust
c/o First Trust Advisors L.P.                        Enterprises (Financial and Management                       Company of
120 East Liberty Drive,       o Since Fund           Consulting)                                                 Illinois
  Suite 400                     Inception
Wheaton, IL 60187
D.O.B.: 11/56

Niel B. Nielson, Trustee      o Three-Year Term      President (June 2002 to Present),          82               Director of
c/o First Trust Advisors L.P.                        Covenant College                                            Covenant
120 East Liberty Drive,       o Since Fund                                                                       Transport Inc.
  Suite 400                     Inception
Wheaton, IL 60187
D.O.B.: 03/54

                                                INTERESTED TRUSTEE

James A. Bowen, Trustee,      o Three-Year Trustee   Chief Executive Officer (December 2010     82               None
President, Chairman of the      Term and Indefinite  to Present), President, (until December
Board and CEO(1)                Officer Term         2010), First Trust Advisors L.P. and
120 East Liberty Drive,                              First Trust Portfolios L.P.; Chairman
  Suite 400                    o Since Fund          of the Board of Directors, BondWave LLC
Wheaton, IL 60187                Inception           (Software Development Company/
D.O.B.: 09/55                                        Investment Advisor) and Stonebridge
                                                     Advisors LLC (Investment Advisor)


---------------------------
(1)    Mr. Bowen is deemed an "interested person" of the Fund due to his position as Chief Executive Officer of First Trust Advisors L.P.,
       investment advisor of the Fund.

(2) Currently, Robert F. Keith, as a Class I Trustee, is serving as a trustee until the Fund's 2014 annual meeting of shareholders. Richard
       E. Erickson and Thomas R. Kadlec, as Class II Trustees, are serving as trustees until the Fund's 2012 annual meeting of shareholders. James
       A. Bowen and Niel B. Nielson, as Class III Trustees, are serving as trustees until the Fund's 2013 annual meeting of shareholders.
       Officers of the Fund have an indefinite term. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS - (Continued)
--------------------------------------------------------------------------------


                          FIRST TRUST ACTIVE DIVIDEND INCOME FUND
                               NOVEMBER 30, 2011 (UNAUDITED)


NAME, ADDRESS          POSITION AND OFFICES        TERM OF OFFICE AND        PRINCIPAL OCCUPATIONS
AND DATE OF BIRTH      WITH FUND                   LENGTH OF SERVICE         DURING PAST 5 YEARS

                                       OFFICERS WHO ARE NOT TRUSTEES(3)

Mark R. Bradley        Treasurer, Chief Financial  o Indefinite Term         Chief Operating Officer (December 2010 to Present)
120 E. Liberty Drive,  Officer and Chief                                     and Chief Financial Officer, First
  Suite 400            Accounting Officer          o Since Fund Inception    Trust Advisors Suite 400
Wheaton, IL 60187                                                            L.P. and First Trust Portfolios L.P.; Chief Financial
D.O.B.: 11/57                                                                Officer, BondWave LLC (Software Development
                                                                             Company/Investment Advisor) and Stonebridge
                                                                             Advisors LLC (Investment Advisor)

Erin E. Chapman        Assistant Secretary         o Indefinite Term         Assistant General Counsel (October 2007 to
120 E. Liberty Drive,                                                        Present), Associate Counsel (March 2006 to October
  Suite 400                                        o Since June 2009         2007), First Trust Advisors L.P. and First
Wheaton, IL 60187                                                            Trust Portfolios L.P.; Associate Attorney (November
D.O.B.: 08/76                                                                2003 to March 2006), Doyle & Bolotin, Ltd.

James M. Dykas         Assistant Treasurer         o Indefinite Term         Controller (January 2011 to Present), Senior Vice
120 E. Liberty Drive,                                                        President (April 2007 to January 2011), Vice
  Suite 400                                        o Since Fund Inception    President (January 2005 to April 2007),
Wheaton, IL 60187                                                            First Trust Advisors L.P. and First Trust Portfolios
D.O.B.: 01/66                                                                L.P.

Roseanne Gatta         Assistant Secretary         o Indefinite Term         Board Liaison Associate (July 2010 to Present), First
120 E. Liberty Drive,                                                        Trust Advisors L.P. and First Trust Portfolios L.P.;
  Suite 400                                        o Since March 2011        Assistant Vice President (February 2001 to July  2010),
Wheaton, IL 60187                                                            PNC Global Investment Services
D.O.B.: 07/55

Christopher R. Fallow  Assistant Vice President    o Indefinite Term         Assistant Vice President (August 2006 to Present),
120 E. Liberty Drive,                                                        Associate (January 2005 to August 2006), First Trust
  Suite 400                                        o Since Fund Inception    Advisors L.P. and First Trust Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 04/79

W. Scott Jardine       Secretary                   o Indefinite Term         General Counsel, First Trust Advisors L.P., First
120 E. Liberty Drive,                                                        Trust Portfolios L.P. and BondWave LLC
  Suite 400                                        o  Since Fund Inception   (Software Development Company/Investment
Wheaton, IL 60187                                                            Advisor): Secretary of Stonebridge Advisors LLC
D.O.B.: 05/60                                                                (Investment Advisor)

Daniel J. Lindquist    Vice President              o Indefinite Term         Senior Vice President (September 2005 to
120 E. Liberty Drive,                                                        Present), First Trust Advisors L.P. and First Trust
  Suite 400                                        o Since Fund Inception    Portfolios L.P. Wheaton, IL 60187
D.O.B.: 02/70

Coleen D. Lynch        Assistant Vice President    o Indefinite Term         Assistant Vice President (January 2008 to Present),
120 E. Liberty Drive,                                                        First Trust Advisors L.P. and First Trust Portfolios
  Suite 400                                        o Since July 2008 L.P.;   Vice President (May 1998 to January 2008),
Wheaton, IL 60187                                                            Van Kampen Asset Management and Morgan
D.O.B.: 07/58                                                                Stanley Investment Management

Kristi A. Maher        Assistant Secretary and     o Indefinite Term         Deputy General Counsel (May 2007 to Present),
120 E. Liberty Drive,  Chief Compliance Officer    o Assistant Secretary     Assistant General Counsel (March 2004 to May
  Suite 400                                          Since Fund              Inception 2007), First Trust Advisors L.P. and
Wheaton, IL 60187                                  o Chief Compliance        First Trust Portfolios L.P.
D.O.B.: 12/66                                        Officer Since
                                                     January 2011

----------------------
(3) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                    FIRST TRUST ACTIVE DIVIDEND INCOME FUND
                         NOVEMBER 30, 2011 (UNAUDITED)


PRIVACY POLICY

The open-end and closed-end funds advised by First Trust Advisors L.P. (each a "Fund") value our relationship with you and consider your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

       o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

       o Information about your transactions with us, our affiliates or others;

       o Information we receive from your inquiries by mail, e-mail or telephone; and

       o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

       o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

       o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information with affiliates of the Fund.

PRIVACY ONLINE

We allow third-party companies, including AddThis, to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, we restrict access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

                      This Page Left Blank Intentionally.

FIRST TRUST


INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL  60187

INVESTMENT SUB-ADVISOR
Aviance Capital Management, LLC
2080 Ringling Boulevard
Sarasota, FL 34237

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
The Bank of New York Mellon
1 Wall Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[Blank Back Cover]

ITEM 2. CODE OF ETHICS.

   (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

   (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

   (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $54,800 for the fiscal year ended November 30, 2010 and $29,800 for the fiscal year ended November 30, 2011.

      (b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2010 and $0 for the fiscal year ended November 30, 2011.

      Audit-Related Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
(a) of this Item were $0 for the fiscal year ended November 30, 2010 and $0 for the fiscal year ended November 30, 2011.

      (c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $4,515.18 for the fiscal year ended November 30, 2010 and $4,500 for the fiscal year ended November 30, 2011. These fees were for tax consultation.

      Tax Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser were $0 for the fiscal year ended November 30, 2010 and $0 for the fiscal year ended November 30, 2011.

      (d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended November 30, 2010 and $0 for the fiscal year ended November 30, 2011.

      All Other Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant's investment adviser, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended November 30, 2010 and $0 for the fiscal year ended November 30, 2011.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

      (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                          (b)  0%

                          (c)  0%

                          (d)  0%

      (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

      (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year ended November 30, 2010, were $4,515.18 for the registrant and $6,000 for the registrant's investment adviser, and for the fiscal year ended November 30, 2011, were $4,500 for the registrant and $6,200 for the registrant's investment adviser.

      (h) The registrant's audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The Registrant has a separately designated audit committee consisting of all the independent directors of the Registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.


ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are set forth below.

      Aviance Capital Management, LLC. (the "Sub-Adviser") serves as investment adviser providing discretionary investment advisory services for a closed-end investment company (the "Fund"). As part of these services, the Sub-Adviser has full responsibility for proxy voting and related duties. In fulfilling these duties, the Sub-Adviser has adopted the following policies and procedures:

      1. It is the Sub-Adviser's policy to seek to ensure that proxies for securities held by the Fund are voted consistently and solely in the best economic interests of the Fund.

      2. The Sub-Adviser shall be responsible for the oversight of the Fund's proxy voting process and shall assign a senior member of its staff to be responsible for this oversight.

      3. The Sub-Adviser has engaged the services of Institutional Shareholder Services, Inc. ("ISS") to make recommendations to the Sub-Adviser on the voting of proxies related to securities held by the Fund. ISS provides voting recommendations based on established guidelines and practices. The Sub-Adviser has adopted these ISS Proxy Voting Guidelines.

      4. The Sub-Adviser shall review the ISS recommendations and generally will vote the proxies in accordance with such recommendations. Notwithstanding the foregoing, the Sub-Adviser may not vote in accordance with the ISS recommendations if the Sub-Adviser believes that the specific ISS recommendation is not in the best interests of the Fund.

      5. If the Sub-Adviser manages the assets or pension fund of a company and any of the Sub-Adviser's clients hold any securities in that company, the Sub-Adviser will vote proxies relating to such company's securities in accordance with the ISS recommendations to avoid any conflict of interest. In addition, if the Sub-Adviser has actual knowledge of any other type of material conflict of interest between itself and the Fund with respect to the voting of a proxy, the Sub-Adviser shall vote the applicable proxy in accordance with the ISS recommendations to avoid such conflict of interest.

      6. If the Fund requests the Sub-Adviser to follow specific voting guidelines or additional guidelines, the Sub-Adviser shall review the request and follow such guidelines, unless the Sub-Adviser determines that it is unable to follow such guidelines. In such case, the Sub-Adviser shall inform the Fund that it is not able to follow the Fund's request.

      7. The Sub-Adviser may have clients in addition to the Fund which have provided the Sub-Adviser with discretionary authority to vote proxies on their behalf. In such cases, the Sub-Adviser shall follow the same policies and procedures.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) IDENTIFICATION OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

INFORMATION PROVIDED AS OF JANUARY 19, 2012

Aviance Capital Management, LLC, ("Aviance") a registered investment advisor, is the Sub-Advisor to the Registrant. Aviance is an asset management firm focused on managing multi-cap value and growth portfolios and is currently managed by Christian C. Bertelsen, Michael J. Dixon, and Edward C. Bertelsen, who are all Founding Members of the firm. Aviance is responsible for the day-to-day management of the Registrant's portfolio utilizing a team consisting of Christian C. Bertelsen, James R. Neel, Edward Bertelsen and Mark Belanian.

CHRISTIAN C. BERTELSEN, Chief Investment Officer and Senior Portfolio Manager

Christian C. Bertelsen has over 41 years of investment experience. In November 2004, he became Chief Investment Officer at Global Financial Private Capital ("GFPC"), the incubator company of Aviance. From July 1997 to December 2003, Mr. Bertelsen was director of the value equity group for Phoenix Investment Counsel, during which time he was responsible for developing strategies that focused on the analysis of dividends as a means of identifying undervalued companies and generating income. He served as Chief Investment Officer at Dreman Value Advisors between January 1996 and July 1997, and was a Senior Vice President with Eagle Asset Management between April 1993 and January 1996. From June 1986 to April 1993, Mr. Bertelsen headed the equity investment department at Colonial Advisory Services, Inc., and managed the Colonial Fund. Prior to 1986, he held positions with Batterymarch Financial Management and State Street Bank & Trust Company. Mr. Bertelsen holds an M.B.A. and a B.A. in Economics and History from Boston University.

JAMES R. NEEL, CFA, Portfolio Manager

James R. Neel, CFA, has over 30 years of experience in investment management. Mr. Neel joined Aviance as a portfolio manager in January 2009. He has also been a portfolio manager for Aviance Capital Partners, a registered investment advisor, since January 2009. From September 2006 to December 2008, Mr. Neel was a portfolio manager for YHB Investment Advisors, Inc. From June 2005 to September 2006 he was a portfolio manager for Gibraltar Private Bank, and from December 2004 to June 2005 he served in the same role at Thomas Partners, Inc. While managing equity mutual funds for Kemper in the 1990s, Mr. Neel won a Lipper Award in the Growth and Income category. Mr. Neel also served as the portfolio strategist for Kemper Financial Services; CEO of Dreman Value Advisors, where he worked with Christian Bertelsen; and Partner at Loomis Sayles. Mr. Neel is a graduate of Michigan State University, where he received a B.A. in 1965. He received an M.B.A. from Michigan State University in 1966. Mr. Neel earned the Chartered Financial Analyst designation in 1976 and also served four years as a U.S. Navy officer.

EDWARD C. BERTELSEN, Portfolio Manager - Research

Edward C. Bertelsen has over 14 years of experience in supporting and managing portfolios. He is also responsible for a limited number of selected client relationships. He joined GFPC/Aviance in April 2004 and was instrumental in creating its trading environment. Between March 2001 and April 2004, Mr. Bertelsen was a Senior Portfolio Manager with Salomon Smith Barney. Between November 1996 and March 2001, Mr. Bertelsen was employed by Legg Mason Wood Walker as a Portfolio Manager. He graduated with Honors from Albion College in 1993 with a B.A. in Economics and History and started his financial career with Raymond James in July 1993.

MARK BELANIAN, Portfolio Analyst

Mark Belanian has over 10 years of investment industry experience. Mr. Belanian joined GFPC/Aviance in February 2006 from Merrill Lynch's Global Private Client Group in Sarasota, Florida, where he had worked since February 2005. Mr. Belanian worked with Christian Bertelsen as a portfolio analyst at Phoenix Investment Counsel between June 1998 and January 2005. Mr. Belanian graduated from Trinity College with a B.A. in Modern Language.


(a)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER AND POTENTIAL CONFLICTS OF INTEREST

INFORMATION PROVIDED AS OF NOVEMBER 30, 2011

                                                                                            # of Accounts    Total Assets
                                                                                             Managed for       for which
                                                             Total # of                    which Advisory   Advisory Fee is
 Name of Portfolio Manager                                    Accounts         Total       Fee is Based on     Based on
      or Team Member                Type of Accounts           Managed        Assets         Performance      Performance

Christian C. Bertelsen       Registered Investment
                             Companies:                           0             $0                0               $0
                             Other Pooled Investment
                             Vehicles:                            0             $0                0               $0
                             Other Accounts:                     67         $728 Million          0               $0

James R. Neel                Registered Investment
                             Companies:                           0             $0                0               $0
                             Other Pooled Investment
                             Vehicles:                            0             $0                0               $0
                             Other Accounts:                     20         $31 Million           0               $0

Edward C. Bertelsen          Registered Investment
                             Companies:                           0             $0                0               $0
                             Other Pooled Investment
                             Vehicles:                            0             $0                0               $0
                             Other Accounts:                     17         $46 Million           0               $0

Mark Belanian                Registered Investment
                             Companies:                           0             $0                0               $0
                             Other Pooled Investment
                             Vehicles:                            0             $0                0               $0
                             Other Accounts:                      0             $0                0               $0


POTENTIAL CONFLICTS OF INTERESTS

Aviance believes there are not any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Registrant's investments.

(a)(3)   COMPENSATION STRUCTURE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM
         MEMBERS

INFORMATION PROVIDED AS OF JANUARY 19, 2012.

As Members of Aviance, Christian Bertelsen and Edward Bertelsen receive compensation which is capped at a certain level that can rise annually with inflation. Additional bonuses are based on the overall profitability of the firm. At this time, the cash flow of the company does not support the full amount of the capped draw, therefore Christian Bertelsen and Edward Bertelsen are paid at a discounted level, as cash flow allows. Mark Belanian is paid a monthly salary and is eligible for bonuses based on his performance and the company's profitability. James Neel's compensation is tied to the performance and profitability of the company. As of this date, the performance trigger for compensation to be paid to Mr. Neel has not been met. Aviance employees are offered health/dental insurance through the firm's group policy.

(a)(4)   DISCLOSURE OF SECURITIES OWNERSHIP

INFORMATION PROVIDED AS OF NOVEMBER 30, 2011.

                                                   Dollar Range of Registrant
              Name                                 Shares Beneficially Owned

              Christian C. Bertelsen                           $0
              James R. Neel                                    $0
              Edward C. Bertelsen                              $0
              Mark Belanian                                    $0

(b)      Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

   (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

   (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

      (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

      (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
             Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

      (a)(3) Not applicable.


      (b)    Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
             Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)            First Trust Active Dividend Income Fund
              -----------------------------------------------------------------

By (Signature and Title)*    /s/ Mark R. Bradley
                             --------------------------------------------------
                             Mark R. Bradley, President and Chief Executive
                             Officer
                             (principal executive officer)

Date  January 24, 2012
      --------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Mark R. Bradley
                             --------------------------------------------------
                             Mark R. Bradley, President and Chief Executive
                             Officer
                             (principal executive officer)

Date  January 24, 2012
      --------------------


By (Signature and Title)*    /s/ James M. Dykas
                             --------------------------------------------------
                             James M. Dykas, Treasurer, Chief Financial Officer
                             and Chief Accounting Officer
                             (principal financial officer)

Date  January 24, 2012
      --------------------



* Print the name and title of each signing officer under his or her signature.